UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016

DT ASIA INVESTMENTS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	6770	98-1192662
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 703, 7/F.

Beautiful Group Tower

77 Connaught Road Central

Hong Kong

(852) 2110-0081

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Stephen N. Cannon, Chief Executive Officer

100 Park Avenue, Suite 1600

New York, New York 10017

(212) 880-2677

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 3, 2016, DT Asia Investments Limited (“DT Asia” or the “Company”) issued a press release (the “Press Release”) announcing that it has established a record date of June 8, 2016 for and in advance of its special meeting of shareholders (the “Special Meeting”) to be held with respect to its proposed business combination (the “Business Combination”) with Adrie Global Holdings Limited (“Adrie”) pursuant to the share exchange agreement, dated as of January 11, 2016, by and among Adrie, each of Adrie’s shareholders, the Company’s sponsor, DeTiger Holdings Limited, as the representative for the Company’s shareholders prior to the closing of the Business Combination, and Li Jingping, as the representative for the sellers, which provides for the acquisition by the Company of all of the outstanding shares and other equity interests in Adrie, which primarily conducts its business through its variable interest entity, Urumqi Feng Hui Direct Lending Limited.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01 is a copy of the press release issued June 3, 2016 announcing the establishment of the June 8, 2016 record date for the special meeting of DT Asia shareholders.

Additional Information About the Business Combination and Disclaimer

The proposed Business Combination will be submitted to shareholders of the Company for their consideration. The Company has filed with the Securities and Exchange Commission (the “SEC”) an amended preliminary proxy statement on May 6, 2016. After the SEC completes its review of the preliminary proxy statement, the Company intends to file with the SEC a definitive proxy statement in connection with the Business Combination and other matters and will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for the Special Meeting to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, Adrie and the Business Combination. Shareholders may also obtain a copy of the proxy statement as well as other documents filed with the SEC that will be incorporated by reference in the proxy statement, without charge, at the SEC’s website located at www.sec.gov or by directing a request to DT Asia Investments Limited, Attn: Steve Cannon, Chief Executive Officer, Room 703, 7/F. Beautiful Group Tower, 77 Connaught Road, Central, Hong Kong, or by telephone at (852) 3976-9901. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

DT Asia and its directors and executive officers may be deemed to be participants in the solicitations of proxies from the DT Asia’s shareholders in respect of the Business Combination. Information regarding DT Asia’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in DT Asia’s preliminary proxy statement filed with the SEC on May 6, 2016. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the proxy statement, which can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 3, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2016	DT ASIA INVESTMENTS LIMITED

	By:	/s/ Stephen N. Cannon
	Name:	Stephen N. Cannon
	Title:	Chief Executive Officer

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